UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan		48083
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e).	Compensatory Arrangements of Certain Officers

Retention Letter Agreements

On July 20, 2018, Syntel, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Atos S.E., a société européenne (European company) organized under the laws of France (“Parent”), and Green Merger Sub Inc., a Michigan corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving company in the Merger.

In connection with the Merger, on July 20, 2018 the Company entered into retention letter agreements (the “Retention Letter Agreements”) with certain executives of the Company, including Prashant Ranade, Rakesh Khanna, Anil Agrawal and Daniel M. Moore. The Retention Letter Agreements entitle each of the aforementioned executives to receive a change in control performance bonus (the “CIC Performance Bonus”) on the closing of the Merger and a six month retention bonus (the “Six Month Retention Bonus”) on the six month anniversary of the closing of the Merger, subject to the terms and conditions set forth in each executive’s Retention Letter Agreement.

Recipients of the CIC Performance Bonus will be entitled to an amount equal to the sum of their current base salary and target annual bonus, payable on the closing of the Merger if the executive remains actively employed with the Company through the closing of the Merger, subject to applicable withholding taxes. Recipients of the Six Month Retention Bonus will be entitled to an amount equal to 0.5 times the sum of their current base salary and target annual bonus, payable on the six month anniversary of the closing of the Merger if the executive remains actively employed with the Company through the six month anniversary of the closing of the Merger, subject to applicable withholding taxes; notwithstanding the foregoing, recipients will be entitled to receive the Six Month Retention Bonus on a qualifying termination of their employment before the six month anniversary of the closing of the Merger.

The foregoing description of the Retention Letter Agreements is qualified in its entirety by reference to the full agreements with each of the executives, a form of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Syntel, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement; the failure to satisfy each of the conditions to the consummation of the merger; the disruption of management’s attention from ongoing business operations due to the merger; the effect of the announcement of the merger on Syntel’s relationships with its customers as well as its operating results and business generally; the outcome of any legal proceedings related to the merger; employee retention as a result of the merger; our ability to maintain a competitive leadership position with respect to the services that we offer; the conduct of our business and operations internationally, including the complexity of compliance with international laws and regulations and risks related to adverse regulatory actions; our ability to deliver new services to the market on time and in a manner sufficient to meet demand; our ability to protect our computer systems and networks from fraud, cyber-attacks or security breaches; our assumptions, judgments and estimates regarding the impact on our business of political instability in markets where we conduct business; uncertainty in the global economic environment and financial markets; the status of our relationships with and condition of third parties, such as our key customers, upon whom we rely in the conduct of our business; our ability to effectively hedge our exposure to interest rate and foreign currency exchange rate fluctuations; and our dependence on our key employees. For a further list and description of the risks and uncertainties affecting the operations of our business, see our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Syntel is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Syntel by Atos. In connection with the proposed acquisition, Syntel intends to file relevant materials with the SEC, including Syntel’s proxy statement on Schedule 14A. STOCKHOLDERS OF SYNTEL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SYNTEL’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Syntel stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Syntel. Such documents are not currently available.

Participants in Solicitation

Syntel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Syntel common stock in respect of the proposed transaction. Information about the directors and executive officers of Syntel is set forth in the proxy statement for Syntel’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2018 and Syntel’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed on February 26, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Item 8.01.	Other Events

The information included in Item 5.02(e) of this Current Report on Form 8-K is incorporated herein by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Retention Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEL, INC.

Date: July 23, 2018	By:	/s/ Daniel M. Moore
	Name:	Daniel M. Moore
	Title:	Chief Administrative Officer, General Counsel and Secretary